UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2023

KEARNY FINANCIAL CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37399	30-0870244
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 244-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KRNY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Effective November 21, 2023, Kearny Financial Corp. (the “Company”) is changing the recordkeeper of the Kearny Bank Employees’ Savings Plan (the “401(k) Plan”) from Pentegra Services, Inc. to Empower.  As a result of the change of recordkeeper, there will be a blackout period imposed on participants under the 401(k) Plan.  During the blackout period, all participants under the 401(k) Plan will be prevented from engaging in certain account transactions such as directing or diversifying investments in individuals accounts, obtaining a loan, making a withdrawal or obtaining a distribution from the 401(k) Plan.  In addition, participants will be temporarily unable to engage in transactions in the Company’s common stock fund.  The blackout period will begin after 4:00 p.m. Eastern time on November 15, 2023, and is expected to end the week of December 18, 2023.

On October 30, 2023, the Company sent a notice to its directors and executive officers informing them of the blackout period, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.  A copy of the Notice is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by submitting a request to: Kearny Financial Corp., 120 Passaic Avenue, Fairfield, New Jersey, 07004, Attn: Secretary, Telephone: (973) 244-4500.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description

99.1	Blackout Notice Concerning Limitations on Trading in Kearny Financial Corp. to Executive Officers and Directors of Kearny Financial Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEARNY FINANCIAL CORP.
DATE: October 30, 2023	By:	/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer